Summary prospectus

Nomura ETF Trust II

Nomura Strategic Income ETF	MFIX
Exchange: NYSE Arca, Inc.

November 6, 2026

Before you invest, you may want to review the Fund’s statutory prospectus (and any supplements thereto), which contains more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund, including its statement of additional information and most recent reports to shareholders, online at global.nomuraassetmanagement.com/investments/etf. You can also get this information at no cost by calling 800 523-1918. The  Fund’s statutory prospectus and statement of additional information, both dated November 6, 2026 (and any supplements thereto), are incorporated by reference into this summary prospectus.

Summary prospectus
Nomura Strategic Income ETF, a series of Nomura ETF Trust II

Ticker: MFIX	Stock Exchange: NYSE Arca, Inc.

What are the  Fund’s investment objectives?

Nomura Strategic Income ETF seeks high current income and, secondarily, long-term total return.

What are the Fund’s fees and expenses?

The following table describes the fees and expenses that you will incur if you buy, hold, and sell shares of the Fund. You may also incur other fees, such as usual and customary brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and the Example below.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees..................................................	0.40%
Other expenses....................................................	0.20%[1]
Acquired fund fees and expenses.......................................	0.01%[2]
Total annual fund operating expenses....................................	0.61%
Fee waivers and expense reimbursements................................	(0.20)%[3]
Total annual fund operating expenses after fee waivers and expense reimbursements.	0.41%
1	Other expenses are based on estimated amounts for the current fiscal year.
2	Acquired fund fees and expenses sets forth the Fund’s pro rata portion of the cumulative expenses charged by the registered investment companies in which the Fund invested during the last fiscal year. The actual acquired fund fees and expenses will vary with changes in the allocations of the Fund’s assets. These expenses are not direct costs paid by Fund shareholders, and are not used to calculate the Fund’s NAV. Acquired fund fees and expenses are estimated for the current fiscal year.
3	The Fund’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.40% of the Fund’s average daily net assets until November 6, 2028. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the  Fund  for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s expense waivers and reimbursements for the contractual period and the total operating expenses without waivers for the periods thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year..........................................................	$42
3 years.........................................................	$154

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance.  The Fund has adopted the historical performance of the Nomura Strategic Income Fund  (the “Predecessor Fund”). During the most recent fiscal year of the Predecessor Fund, the Predecessor Fund’s portfolio turnover rate was 73% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

The Fund is an actively managed ETF that, under normal circumstances, invests at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in US and foreign debt securities, including those in emerging markets (80% policy). For purposes of the Fund’s 80% policy, debt securities include all varieties of fixed, variable and floating rate income securities, including bonds, US and foreign government and agency securities, corporate loans (and loan participations), collateralized loan obligations, and mortgage-backed securities and other asset-backed securities. To achieve the Fund’s investment objectives, the Manager will allocate investments among various sectors of debt securities and at any given time may have a substantial amount of its assets invested in any class of debt security.

Emerging markets debt securities include debt securities that are (1) economically tied to an emerging market country or countries, (2) issued or guaranteed by a company domiciled or conducting significant business activities in an emerging market country, or (3) derivatives or pooled structures (such as exchange-traded funds) that are linked to emerging markets corporate debt securities. Emerging market countries include those currently considered to be developing or emerging countries by the World Bank, the United Nations, the countries’ governments, or in the judgment of the Manager.

The Fund may invest up to 100% of its net assets in high yield, lower-quality debt securities (also known as “junk bonds”).

The Fund may invest up to 100% of its net assets in foreign securities, including emerging markets securities. The Fund’s total non-US dollar currency exposure may reach 100% of net assets. Due to the manner in which the Fund is managed, it may be subject to a high rate of portfolio turnover.

Summary prospectus
Nomura Strategic Income ETF, a series of Nomura ETF Trust II

The Manager has appointed  Nomura Corporate Research and Asset Management Inc. (NCRAM) to serve as a sub-advisor for the Fund. NCRAM is responsible for the day-to-day investment management of the portion of the Fund that invests in high-yield, fixed income securities. The Manager may change this allocation at any time. NCRAM selects investments for its portion of the Fund based on NCRAM’s own investment style and strategy.

The Fund may hold a substantial portion of its assets in cash or short-term fixed income obligations in unusual market conditions to meet redemption requests, for temporary defensive purposes, and pending investment. The Fund may also use a wide range of derivatives instruments, typically including forward foreign currency contracts, options, futures contracts, options on futures contracts, and swaps. The Fund may use derivatives for both hedging and non-hedging purposes. For example, the Fund may invest in: futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested; forward foreign currency contracts to manage foreign currency exposure; interest rate swaps to neutralize the impact of interest rate changes; credit default swaps to hedge against a credit event, to gain exposure to certain securities or markets, or to enhance total return; and index swaps to enhance return or to affect diversification.  Any derivatives that provide exposure to the investment focus suggested by the Fund’s name, or to one or more market risk factors associated with the investment focus suggested by the Fund’s name, are counted (as applicable) toward compliance with the Fund’s 80% policy.

The 80% policy is nonfundamental and may be changed without shareholder approval. Fund shareholders would be given at least 60 days’ notice prior to any such change.

What are the principal risks of investing in the Fund?

Investing in any exchange-traded fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. Unlike many ETFs, the Fund is actively managed and does not seek to replicate the performance of a specified index. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates when interest rates are low or inflation rates are high or rising.

Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.

High yield (junk) bond risk — The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Loans and other  direct indebtedness risk — The risk that a fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution. A fund’s ability to sell its loans or to realize their full value upon sale may also be impaired due to the lack of an active trading market, irregular trading activity, wide bid/ask spreads, contractual restrictions, and extended trade settlement periods. In addition, certain loans in which a fund invests may not be considered securities. A fund therefore may not be able to rely upon the anti-fraud provisions of the federal securities laws with respect to these investments.

Adjustable rate securities risk — During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities.

Foreign and emerging markets risk — The risk that investments in foreign securities (particularly those of issuers in emerging markets) may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; the imposition of economic or trade sanctions; or inadequate or different regulatory and accounting standards. Securities of issuers in emerging markets may be subject to greater risks than securities of issuers in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, there often is substantially less publicly available information about issuers and such information tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets may also be smaller, less liquid, and subject to greater price volatility. In addition, where all or a portion of a fund’s underlying securities trade in a market that is closed when the market in which the fund’s shares are listed and trading is open, there may be differences between the last quote from the security’s closed

Summary prospectus
Nomura Strategic Income ETF, a series of Nomura ETF Trust II foreign market and the value of the security during the fund’s domestic trading day. This in turn could lead to differences between the market price of a fund’s shares and the underlying value of those shares.

Currency risk — The risk that fluctuations in exchange rates between the US dollar and foreign currencies and between various foreign currencies may cause the value of an investment to decline.

Derivatives risk — Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in an unanticipated direction. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a fund may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

Leveraging risk — The risk that certain transactions, such as reverse repurchase agreements, short sales, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivatives instruments, may give rise to leverage, causing a fund to be more volatile than if it had not been leveraged, which may result in increased losses to the fund.

Mortgage-backed and asset-backed securities risk — Mortgage-backed and asset-backed securities, like other fixed income securities, are subject to credit risk and interest rate risk, and may also be subject to prepayment risk and extension risk. Prepayment risk is the risk that the principal on mortgage-backed or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of the securities and may cause the fund to reinvest the proceeds in lower yielding securities. Extension risk is the risk that principal on mortgage-backed or asset-backed securities will be repaid more slowly than expected, which may reduce the proceeds available for reinvestment in higher yielding securities. In addition, mortgage-backed and asset-backed securities may decline in value, become more volatile, face difficulties in valuation, or experience reduced liquidity due to changes in interest rates or general economic conditions. Certain mortgage-backed or asset-backed securities, such as  collateralized mortgage obligations, real estate mortgage investment conduits, and stripped mortgage-backed securities, may be more susceptible to these risks than other mortgage-backed, asset-backed, or fixed-income securities.

Collateralized loan obligation risk — The risks of investing in  collateralized loan obligations (CLOs) include liquidity risk, interest rate risk, credit risk, prepayment risk, valuation risk, and the risk of default of the underlying asset, among others, and represent both the economic risks of the underlying loans held by the CLO as well as the risks associated with the CLO structure governing the priority of payments. The degree of such risk will generally correspond to the specific tranche in which a fund is invested, with lower-rated  CLO tranches often subordinate to higher-rated tranches in terms of payment priority and therefore subject to relatively greater risk. To the extent a CLO or its underlying loans experience default or are having difficulty making principal and/or interest payments, CLOs could experience losses due to actual defaults, market anticipation of defaults, or negative market sentiment toward CLO securities as an asset class. These risks may be exacerbated to the extent that a fund invests in CLO securities that are rated below investment grade.

Prepayment risk — The risk that the principal on a bond that is held by a fund will be prepaid prior to maturity at a time when interest rates are lower than what that bond was paying. A fund may then have to reinvest that money at a lower interest rate.

Valuation risk — The risk that a less liquid secondary market may make it more difficult for a  fund  to obtain precise valuations of certain securities in its portfolio.

Portfolio turnover risk — High portfolio turnover rates may increase a fund’s transaction costs and lower returns.

US government securities risk — The risk that certain US government securities, such as securities issued by Fannie Mae, Freddie Mac and the Federal Home Loan Bank system (FHLB), are not backed by the “faith and credit” of the US government and, instead, may be supported only by the credit of the issuer or by the right of the issuer to borrow from the US Treasury.

Government and regulatory risk — The risk that governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

ETF risk — The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks: “Authorized participants, market makers and liquidity providers concentration risk,” “Cash transactions risk,” “Secondary market trading risk” and “Shares may trade at prices other than NAV risk.”

Summary prospectus
Nomura Strategic Income ETF, a series of Nomura ETF Trust II

•	Authorized participants, market makers and liquidity providers concentration risk — Only authorized participants (“APs”) may engage in creation or redemption transactions directly with a fund. A fund has a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace, and they have no obligation to submit creation or redemption orders. To the extent either of the following events occur, a fund’s shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to a fund’s shares trading at a premium or discount to NAV. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold.

•	Cash transactions risk — A fund may effect some or all of its creations and redemptions for cash, rather than in-kind securities. As a result, a fund may have to sell portfolio securities at inopportune times in order to obtain the cash needed to meet redemption orders. This may cause a fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. The use of cash creations and redemptions may also cause a fund’s shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the fund’s NAV.

•	Secondary market trading risk — Although a fund’s shares are listed on a national securities exchange, NYSE Arca, Inc. (Exchange), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in a fund’s shares on the Exchange may be halted. An exchange or market may also issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt a fund’s creation/redemption process or affect the price at which shares trade in the secondary market.

•	Shares may trade at prices other than NAV risk — As with all ETFs, shares of a fund may be bought and sold in the secondary market at market prices. A fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the fund’s holdings, while the trading price of the shares fluctuates continuously throughout trading hours on the Exchange, based on both the relative market supply of, and demand for, the shares and the underlying value of the fund’s holdings. As a result, although it is expected that the market price of a fund’s shares will approximate the fund’s NAV, there may be times when the market price of a fund’s shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

How has Nomura Strategic Income ETF performed?

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund has adopted the historical performance of the Predecessor Fund as the result of a reorganization of the Predecessor Fund into the Fund, which was consummated after the close of business on November 6, 2026 (the “Reorganization”). Prior to the Reorganization, the Fund had not yet commenced operations. The investment objectives of the Predecessor Fund and the Fund are identical and the investment strategies of the Predecessor Fund and the Fund are substantially the same.

The returns shown in the bar chart and the table are those of the Institutional Class of shares of the Predecessor Fund. The bar chart shows changes in the Predecessor Fund’s performance from year to year and the table shows how the Predecessor Fund’s average annual total returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. On January 31, 2017, the Predecessor Fund was repositioned as an income-oriented fund. The returns prior to January 31, 2017 do not reflect this change.

The returns shown below reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. In addition, returns of the Fund will be different from the returns of the Predecessor Fund as they have different expenses. You can obtain updated performance information for the Fund at global.nomuraassetmanagement.com/investments/etf or by calling 844-469-9911. The Predecessor Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year-by-year total return (Predecessor Fund Institutional Class)

During the periods illustrated in this bar chart, the Predecessor Fund Institutional Class’s highest quarterly return was 10.81% for the quarter ended June 30, 2020,  and its lowest quarterly return  was -9.55% for the quarter ended March 31, 2020.

The Predecessor Fund’s fiscal year end was July 31. The Fund’s fiscal year end is March 31. As of September 30, 2026, the Predecessor Fund’s Institutional Class shares had a calendar year-to-date return of -0.20%.

Summary prospectus
Nomura Strategic Income ETF, a series of Nomura ETF Trust II

Average annual total returns for periods ended December 31, 2025

	1 year	5 years	10 years
Institutional Class return before taxes..................	8.16%	2.82%	3.95%
Institutional Class return after taxes on distributions........	5.38%	0.63%	2.03%
Institutional Class return after taxes on distributions and sale of Fund shares.................................	4.77%	1.17%	2.17%
Bloomberg US Aggregate Index (reflects no deduction for fees, expenses, or taxes).........................	7.30%	-0.36%	2.01%

Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Nomura  Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Janaki Rao	Managing Director, Head of US Multisector	July 2026 (Predecessor Fund since May 2024)
Mansur Rasul	Executive Director, Head of Emerging Markets Debt	July 2026 (Predecessor Fund since December 2025)
Brendan Dillon	Executive Director, Senior Portfolio Manager	July 2026 (Predecessor Fund since December 2025)

Sub-advisor

Nomura Corporate Research and Asset Management Inc.

Portfolio managers	Title with NCRAM	Start date on the Fund
David Crall, CFA	President, Chief Executive Officer, Chief Investment Officer, and Managing Director	July 2026 (Predecessor Fund since June 2026)
Stephen Kotsen, CFA	Managing Director, Portfolio Manager	July 2026 (Predecessor Fund since June 2026)
Amy Yu Chang, CFA	Managing Director, Portfolio Manager	July 2026 (Predecessor Fund since June 2026)
Christopher Parham, CFA	Executive Director, Assistant Portfolio Manager	July 2026 (Predecessor Fund since June 2026)

Employees of the Manager’s  affiliates outside the US participate in the management of certain funds as “associated persons” of the Manager  under the Manager’s oversight, in accordance with SEC guidance as to “participating affiliate” arrangements. These associated persons may, on behalf of the Manager, provide discretionary investment management services, trading, research and related services directly or indirectly to the Fund.

Purchase and redemption of Fund shares

The Fund is an ETF. As an ETF, only APs may engage in creation or redemption transactions directly with the Fund. The Fund issues or redeems shares that have been aggregated into blocks of 25,000 shares or multiples thereof (Creation Units) to APs who have entered into agreements with the Fund’s distributor, Foreside Financial Services, LLC. The Fund will generally issue or redeem Creation Units in exchange for a basket of securities (and/or an amount of cash) that the Fund specifies each day. Individual shares of the Fund may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Summary prospectus
Nomura Strategic Income ETF, a series of Nomura ETF Trust II

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at global.nomuraassetmanagement.com/investments/etf.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SMPR-MFIX 11/26